NFE Finalizes Agreements with Pemex to Complete Lakach Offshore Gas Field, Deploy FLNG Solution November 22, 2022 NEW YORK--(BUSINESS WIRE)--Nov. 22, 2022-- New Fortress Energy Inc. (NASDAQ: NFE) (“NFE” or the “Company”) announced today that it has finalized its agreements with Petróleos Mexicanos (“Pemex”), Mexico’s state-owned oil company, to develop and operate an integrated upstream and natural gas liquefaction project off the coast of Veracruz in Southeastern Mexico. The agreements comprise a long-term strategic partnership, expressly supported by His Excellency Andrés Manuel López Obrador, the President of Mexico, to complete the development of the Lakach deepwater natural gas field, one of the largest non-associated gas fields in the Gulf of Mexico. NFE will invest in the continued development of the Lakach field over a two-year period by completing seven offshore wells. In addition, NFE will deploy to the Lakach field its 1.4 MTPA Sevan Driller FLNG unit, which is currently undergoing conversion in a shipyard in Singapore, to liquefy the majority of the produced natural gas. “We are pleased to finalize our strategic partnership with Pemex, which strengthens our commitment to long-term operations in Mexico and we believe demonstrates the substantial value of our integrated natural gas infrastructure business model,” said Wes Edens, Chairman and CEO of NFE. “This arrangement represents the first of what we consider to be an ideal formula for the deployment of NFE’s FLNG units to stranded gas plays around the world – one that combines gas for domestic use with low-cost supply for LNG export into global markets.” NFE anticipates the all-in cost of producing LNG at Lakach will be among the lowest in the world. The Lakach FLNG unit is one of five FLNG units NFE plans to deploy in the next two years, adding approximately 7.0 MTPA of incremental liquefaction capacity to the global market – more than half of the world’s total expected capacity additions during the 2023-2024 period. Agreements Pursuant to the agreements, NFE will provide upstream services to Pemex whereby NFE produces natural gas and condensate in exchange for a fee for every unit of production delivered to Pemex. The fee is based on a contractual formula that resembles industry-standard gross profit-sharing agreements between the upstream service provider (NFE) and the owner of the hydrocarbons (Pemex). NFE will produce natural gas in the Lakach field and will have the right to purchase, at a contracted rate, sufficient volumes for its FLNG unit, while Pemex will sell the remaining natural gas volumes and all of the produced condensate to its customers onshore. “Over the last several months, we have enjoyed the opportunity to expand our relationship with Mexico’s leading energy companies,” continued Mr. Edens. “We appreciate President López Obrador’s continued interest in and support of our development process and look forward to delivering reliable solutions that enhance energy security for the people of Mexico and our customers around the world.” Lakach Field Pemex discovered the Lakach deepwater natural gas field in 2007 and subsequently carried out significant exploration and development activities. Pemex ceased allocating capital to the field and suspended further development amid oil price declines in 2014. Under the leadership of President López Obrador, the Mexican government has stated that completing Lakach is a matter of national interest. “Pemex is pleased to finalize this strategic partnership with NFE, a leading energy infrastructure company,” said Octavio Romero Oropeza, CEO of Pemex. “We believe this partnership will enable Pemex to efficiently leverage our domestic natural gas resources, fulfill Mexico’s security of supply targets, and facilitate gas-fired power infrastructure development in the region.” NFE and Pemex believe the Lakach field will yield approximately ten years of production, with the possibility of significantly extending the reserve life if the nearby Kunah and Piklis fields are developed. Coupled with these nearby fields, the area around Lakach has a total resource potential of 3.3 trillion cubic feet (“Tcf”) and comprises one of the most significant undeveloped offshore natural gas resources in the Western hemisphere. The transactions described in this press release are subject to customary terms and conditions. About New Fortress Energy New Fortress Energy Inc. (NASDAQ: NFE) is a global energy infrastructure company founded to help address energy poverty and accelerate the world’s transition to reliable, affordable, and clean energy. The company owns and operates natural gas and liquefied natural gas (LNG) infrastructure, ships and logistics assets to rapidly deliver turnkey energy solutions to global markets. Collectively, the company’s assets and operations seek to support global energy security, enable economic growth, enhance environmental stewardship, and transform local industries and communities around the world. Cautionary Language Regarding Forward-Looking Statements This communication contains certain statements and information that may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this communication other than historical information are forward-looking statements that involve known and unknown risks and relate to future events, our future financial performance or our projected business results. You can identify these forward-looking statements by the use of forward-looking words such as “expects,” “may,” “will,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates,” or the negative version of those words or other comparable words. Forward looking statements include: the terms and execution of related agreements and satisfaction of the terms and conditions with respect to agreements; implementation and compliance with the agreement by the parties, including calculation of contractual formulas and percentage of gas to be utilized by the parties; the development, construction, conversion, completion and operation of the projects and related infrastructure on time, in the specified locations, within budget and within the expected specifications and design; developing the Lakach field within a two-year period; deploying a 1.4 MTPA FLNG unit to the Lakach field; the success of the strategic alliance and the ability of the parties to implement their respective plans, forecasts and other expectations; the size of the Lakach deepwater natural gas field and nearby fields, related reserves, reserve life and yield amounts; expected development and completion timelines; consummation of the transactions contemplated and support to our business model; anticipated benefits to our strategic growth initiatives, including in connection with the deployment of NFE’s FLNG units to stranded gas plays around the world and anticipated deployment of various FLNG units in the future, as well as incremental capacity growth and impact on the global capacity; expectations related to the all-in cost of production being among the lowest in the world; the ability of the projects to support more reliable solutions for Mexico and the world, support Mexico’s security of supply targets, and facilitate gas-fired power infrastructure development in the region; ongoing support of the project by governmental and regulatory agencies, and role of the project as a matter of national interest for Mexico; beliefs about the Lakach field yielding approximately ten years of production and the ability to extend the production life of the Kunah and Piklis fields; and the role of the Lakach field as the most significant undeveloped offshore natural gas resources in the Western hemisphere. These forward-looking statements represent the Company’s expectations or beliefs concerning future events, and it is possible that the results described in this press release will not be achieved. These forward-looking statements are necessarily estimates based upon current information and are subject to risks, uncertainties and other factors, many of which are outside of the Company’s control, that could cause actual results to differ materially from the results discussed in the forward- looking statements. Factors that could cause or contribute to such differences include, but are not limited to: risks related to the approval and execution of, and compliance with, the agreements and related agreements; the risk that the proposed transactions may not be completed in a timely manner or at all; breach or failure by the parties to comply with the covenants and obligations under the related agreements; unknown and unforeseen risks associated with the development of new projects, including failure to meet design and engineering specifications, incompatibility of systems, delays and schedule changes, high costs and expenses, regulatory and legal challenges, instability or clarity of application of laws, and rules and regulations to the technology, among others; risks related to the development, construction, conversion, completion or commissioning schedule for the facilities and related infrastructure; we will be unable to operationalize our plans for the projects; failure of our third-party contractors, equipment manufacturers, suppliers and operators to perform their obligations for the development, construction, conversion and operation of our projects and assets; the receipt of permits, approvals and authorizations from governmental and regulatory agencies on a timely basis or at all; risks that we may not be able to realize the benefits of any such transactions or support customers’ needs; risks related to liquefaction operations and production of natural gas and LNG; risks related to the implementation of our mission and business strategy; common risks related to strategic alliances and ventures, including the timing and amount of commitments or obligations to fund operating and/or capital expenditures, nonperformance, limited or no control over the management, and business or operations of the counterparties; new or changes to existing governmental policies, laws, rules or regulations, or the administration thereof; adverse regional, national, or international economic conditions, adverse capital market conditions and adverse political developments; and the impact of public health crises, such as pandemics (including coronavirus (COVID-19)) and epidemics and any related company or government policies and actions to protect the health and safety of individuals or government policies or actions to maintain the functioning of national or global economies and markets. These factors are not necessarily all of the important factors that could cause actual results to differ materially from those expressed in any of NFE’s forward-looking statements. Other known or unpredictable factors could also have material adverse effects on future results. Any forward-looking statement speaks only as of the date on which it is made, and, except as required by law, the Company does not undertake any obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. New factors emerge from time to time, and it is not possible for the Company to predict all such factors. When considering these forward-looking statements, you should keep in mind the risk factors and other cautionary statements in our annual report, quarterly and other reports filed with the SEC, which could cause its actual results to differ materially from those contained in any forward-looking statement. We undertake no duty to update these forward-looking statements, even though our situation may change in the future. View source version on businesswire.com: https://www.businesswire.com/news/home/20221122005207/en/ Investors Patrick Hughes ir@newfortressenergy.com Media Jake Suski +1 (516) 268-7403 press@newfortressenergy.com Source: New Fortress Energy Inc.